SUB-ITEM 77I:

INSTITUTIONAL/WEALTH SHARES
EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 1/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth
Shares will consist of

(
i
)
wit
h
res
pec
t to
mo
ney
ma
rke
t
fun
ds,
sal
es
and
sha
reh
old
er
ser
vic
ing
by
fin
anc
ial
int
er
me
dia
ries
;
and


(
i
i
)
wit
h
res
pec
t to
flu
ctu
ati
ng
NA
V
fun
ds,
sal
es
and
sha
reh
old
er
ser
vic
ing
by
fin
anc
ial
int
er
me
dia
ries
to
the
foll
ow
ing
cat
ego
ries
of
inv
est
ors
("E
ligi
ble
Inv
est
ors
");

*
An investor participating in a
wrap program or other fee-
based program sponsored by a
financial intermediary;
*
An investor participating in a
no-load network or platform
sponsored by a financial
intermediary where Federated
has entered into an agreement
with the intermediary;
*
A trustee/director, employee
or former employee of the
Fund, the Adviser, the
Distributor and their affiliates;
an immediate family member
of these individuals, or a trust,
pension or profit-sharing plan
for these individuals;
*
An employer-sponsored
retirement plan;
*
A trust institution investing on
behalf of its trust customers;
*
A Federated Fund;
*
An investor, other than a
natural person, purchasing
Shares directly from the Fund;
*
An investor (including a
natural person) who owned
Shares as of December 31,
2008;
*
Without regard to the initial
investment minimum, an
investor who acquired
Institutional and/or Wealth
Shares pursuant to the terms of
an agreement and plan of
reorganization which permits
the investor to acquire such
Shares; and
*
Without regard to the initial
investment minimum, in
connection with an acquisition
of an investment management
or advisory business, or
related investment services,
products or assets, by
Federated or its investment
advisory subsidiaries, an
investor (including a natural
person) who (1) becomes a
client of an investment
advisory subsidiary of
Federated or (2) is a
shareholder or interest holder
of a pooled investment vehicle
or product that becomes
advised or subadvised by a
Federated investment advisory
subsidiary as a result of such
an acquisition other than as a
result of a fund reorganization
transaction pursuant to an
agreement and plan of
reorganization.







The principal underwriter and financial
intermediaries may receive payments for
distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional and Wealth Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum
Amount
Allocated
Institutional
and Wealth
Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)

None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
As set forth in
the attached
Schedule
1
2
b
-
1

F
e
e
As set forth in
the attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized
expenses
incurred by the
Fund with
respect to
holders of
Institutional
and/or Wealth
Shares as
described in
Section 3 of the
Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Institutional and
Wealth Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election
of the
shareholder,
Shares may be
converted into
any other Share
Class of the
same Fund,
provided that
the shareholder
meets the
eligibility
requirements
for the Share
Class into
which the
conversion is
sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Institutional
and/or Wealth
Shares may be
exchanged into
any Federated
fund or share
class that does
not have a
stated sales
charge or
contingent
deferred sales
charge, except
Shares of
Federated
Institutional
Prime 60 Day
Fund, Federated
Institutional
Money Market
Management,
Federated
Institutional
Prime
Obligations
Fund, Federated
Institutional
Tax-Free Cash
Trust, Federated
Institutional
Prime Value
Obligations
Fund, Class A
Shares of
Federated
Government
Reserves Fund
and Class R
Shares of any
Fund, provided
that the
shareholder
meets any
shareholder
eligibility and
minimum initial
investment
requirements
for the Shares
to be purchased,
(if applicable),
both accounts
have identical
registrations,
and the
shareholder
receives a
prospectus for
the fund in
which the
shareholder
wishes to
exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.






3.	REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or Wealth Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Institutional and/or Wealth Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section
493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code;
(ii) redemptions or exchanges involving
Institutional and/or Wealth Shares held in plans administered as college savings programs under
Section 529 of the Code; and (iii) Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.





SCHEDULE OF FUNDS
OFFERING INSTITUTIONAL SHARES

The Funds set forth on this Schedule each offer
Institutional Shares on the terms set forth in the Institutional/-Wealth Shares Exhibit to the Multiple
Class Plan, in each case as indicated below.  The
12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Federated
Adjustable
Rate
Securities
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Equity
Funds:



Federated
Absolute
Return
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Clover
Small
Value Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Clover
Value Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Emerging
Markets
Equity
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Global
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
InterContin
ental Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Large Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Small Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Mid-
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Managed
Risk Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Managed
Volatility
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Prudent
Bear Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Equity
Income
Fund, Inc.
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Fixed
Income
Securities,
Inc.:



Federated
Municipal
Ultrashort
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Global
Allocation
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Governme
nt Income
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
High
Income
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
High Yield
Trust



Federated
High Yield
Trust
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Equity
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e







Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federated
Income
Securities
Trust:



Federated
Capital
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Floating
Rate
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Intermediat
e Corporate
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Muni and
Stock
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Prudent
DollarBear
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Real Return
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Short-Term
Income
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Index
Trust:



Federated
Max-Cap
Index Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Mid-Cap
Index Fund
N
o
n
e
N
o
n
e
N
o
n
e








Federated
Institution
al Trust:



Federated
Governmen
t Ultrashort
Duration
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Short-
Intermediat
e Total
Return
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Internatio
nal Series,
Inc.



Federated
Global
Total
Return
Bond Fund
(formerly
Federated
Internation
al Bond
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Investment
Series
Fund, Inc.



Federated
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
MDT
Series:



Federated
MDT All
Cap Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT
Balanced
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Large
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Small
Cap Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Small
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
MDT
Large
Cap
Value
Fund
(formerly
Federated
MDT
Stock
Trust)
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Municipal
Securities
Income
Trust



Federated
Municipal
High Yield
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Short-
Intermedia
te
Duration
Municipal
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Total
Return
Governme
nt Bond
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Total
Return
Series,
Inc.:



Federated
Mortgage
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Total
Return
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Ultrashort
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
U.S.
Governme
nt
Securities
Fund:  1-3
Years
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
U.S.
Governme
nt
Securities
Fund:  2-5
Years
N
o
n
e
0
..
2
5
%
N
o
n
e





Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federated
World
Investment
Series, Inc.



Federated
Emerging
Market
Debt Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Leaders
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Small-Mid
Company
Fund
N
o
n
e
N
o
n
e
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e




Intermedia
te
Municipal
Trust:



Federated
Intermediat
e Municipal
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Money
Market
Obligation
s Trust:



Federated
Governmen
t
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Governmen
t
Obligations
Tax-
Managed
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Money
Market
Manageme
nt
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Institutional
Prime 60
Day Fund
N
o
n
e

0
..
2
5
%
N
o
n
e
Federated
Institutional
Prime
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Institutional
Tax-Free
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Treasury
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Trust for
U.S.
Treasury
Obligations
N
o
n
e
N
o
n
e
N
o
n
e
Federated
U.S.
Treasury
Cash
Reserves
N
o
n
e
0
..
2
5
%
N
o
n
e

SCHEDULE OF FUNDS
OFFERING WEALTH SHARES

The Retail Money Market Funds set forth on this
Schedule each offer Wealth Shares on the terms set forth in the Institutional/Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Money
Market
Obligations
Trust:



Federated
California
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Florida
Municipal
Cash Trust
0
..
2
5
%
0
..
2
5
%
N
o
n
e
Federated
Michigan
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Minnesota
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Municipal
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
New Jersey
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
New York
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Ohio
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Pennsylvan
ia
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Prime Cash
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Tax-Free
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Virginia
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e



SERVICE SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 1/1/17)

1.	SEPARATE ARRANGEMENT
AND EXPENSE ALLOCATION

With respect to Funds other than portfolios of Federated Insurance Series, for purposes of Rule
18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Service
Shares will consist of

(
i
)
with respect to money market
funds, sales and shareholder
servicing by financial
intermediaries; and


(
i
i
)
with respect to fluctuating NAV
funds, sales and shareholder
servicing by financial
intermediaries to the following
categories of investors ("Eligible
Investors");

*
An investor participating in
a wrap program or other
fee-based program
sponsored by a financial
intermediary;
*
An investor participating in
a no-load network or
platform sponsored by a
financial intermediary
where Federated has
entered into an agreement
with the intermediary;
*
A trustee/director,
employee or former
employee of the Fund, the
Adviser, the Distributor and
their affiliates; an
immediate family member
of these individuals, or a
trust, pension or profit-
sharing plan for these
individuals;
*
An employer-sponsored
retirement plan;
*
A trust institution investing
on behalf of its trust
customers;
*
A Federated Fund;
*
An investor, other than a
natural person, purchasing
Shares directly from the
Fund;
*
An investor (including a
natural person) who owned
Shares as of December 31,
2008;
*
Without regard to the initial
investment minimum, an
investor who acquired
Service Shares pursuant to
the terms of an agreement
and plan of reorganization
which permits the investor
to acquire such Shares; and
*
Without regard to the initial
investment minimum, in
connection with an
acquisition of an investment
management or advisory
business, or related
investment services,
products or assets, by
Federated or its investment
advisory subsidiaries, an
investor (including a natural
person) who (1) becomes a
client of an investment
advisory subsidiary of
Federated or (2) is a
shareholder or interest
holder of a pooled
investment vehicle or
product that becomes
advised or subadvised by a
Federated investment
advisory subsidiary as a
result of such an acquisition
other than as a result of a
fund reorganization
transaction pursuant to an
agreement and plan of
reorganization.

The principal underwriter and financial
intermediaries may receive payments for
distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided.



With respect to portfolios of Federated
Insurance Series, Service Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of Service Shares will consist of institutional sales to insurance companies for Service Share inclusion in those variable life insurance and annuity product separate accounts.
The insurance company distributor, underwriter or other affiliated entity may provide shareholder services and receive a shareholder service fee for their services and when indicated on the Schedule to this Exhibit, may also receive payments for distribution and/or administrative services under a 12b-1 Plan.
In connection with these basic arrangements, Service Shares will bear the following fees and expenses:
F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Service Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points (0.25%)
of the average daily net asset
value
1
2
b
-
1

F
e
e
As set forth in the attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses incurred by
the Fund with respect to holders
of Service Shares as described in
Section 3 of the Plan
2.	Conversion and Exchange
Privileges
For purposes of Rule 18f-3, Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:
C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the shareholder,
Shares may be converted into any other
Share Class of the same Fund,
provided that the shareholder meets the
eligibility requirements for the Share
Class into which the conversion is
sought, as applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
For Funds other than portfolios of
Federated Insurance Series, Service
Shares may be exchanged for
exchanged into any Federated fund or
share class that does not have a stated
sales charge or contingent deferred
sales charge, except Shares of
Federated Institutional Prime 60 Day
Fund, Federated Institutional Money
Market Management, Federated
Institutional Prime Obligations Fund,
Federated Institutional Tax-Free Cash
Trust, Federated Institutional Prime
Value Obligations Fund, Class A
Shares of Federated Government
Reserves Fund and Class R Shares of
any Fund, provided that the
shareholder meets any shareholder
eligibility and minimum initial
investment requirements for the Shares
to be purchased, (if applicable), both
accounts have identical registrations,
and the shareholder receives a
prospectus for the fund in which the
shareholder wishes to exchange.
Service Shares may also be exchanged
for shares of Investment Companies
that are not subject to this Plan, as
provided in the "Proprietary Fund
Schedule" attached hereto.
With respect to portfolios of Federated
Insurance Series: None
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


Schedule of Funds
Offering Service Shares

The Funds set forth on this Schedule each offer
Service Shares on the terms set forth in the
Service Shares Exhibit to the Multiple Class
Plan, in each case as indicated below.  The 12b-
1 fees indicated are the maximum amounts
authorized based on the average daily net asset
value.  Actual amounts accrued may be less.
Multiple Class
Company
Series
1
2
b
-
1

F
e
e


Federated
Adjustable Rate
Securities Fund
0
..
0
5
%


Federated GNMA
Trust
0
..
0
5
%


Federated High
Yield Trust
N
o
n
e


Federated
Government
Income Trust
0
..
0
5
%


Federated Income
Securities Trust:

Federated
Intermediate
Corporate Bond
Fund
0
..
2
5
%
Federated Short-
Term Income Fund
0
..
1
5
%


Federated Index
Trust

Federated Max-Cap
Index Fund
0
..
3
0
%
Federated Mid-Cap
Index Fund
N
o
n
e


Federated
Institutional Trust:

Federated
Government
Ultrashort Duration
Fund
0
..
0
5
%
Federated Short-
Intermediate Total
Return Bond Fund
0
..
0
5
%


Federated
Insurance Series:

Federated Managed
Tail Risk Fund II
0
..
2
5
%
Federated High
Income Bond Fund
II
0
..
2
5
%
Federated
Kaufmann Fund II
0
..
2
5
%
Federated Quality
Bond Fund II
0
..
2
5
%
Federated
Government Money
Fund II
N
o
n
e


Federated MDT
Large Cap Value
Fund (formerly
Federated MDT
Stock Trust)
N
o
n
e


Federated Short-
Intermediate
Duration
Municipal Trust
0
..
2
5
%


Federated Total
Return
Government Bond
Fund
0
..
2
5
%


Federated Total
Return Series, Inc.:

Federated Mortgage
Fund
0
..
2
5
%
Federated Total
Return Bond Fund
0
..
2
5
%
Federated Ultrashort
Bond Fund
0
..
2
5
%


Federated U.S.
Government
Securities Fund:  1-
3 Years
0
..
2
5
%



Multiple Class
Company
Series
1
2
b
-
1

F
e
e


Federated U.S.
Government
Securities Fund:  2-
5 Years
0
..
0
5
%


Money Market
Obligations Trust:

Federated California
Municipal Cash
Trust
N
o
n
e
Federated
Connecticut
Municipal Cash
Trust
N
o
n
e
Federated
Government
Obligations Fund
N
o
n
e
Federated
Government
Obligations Tax-
Managed Fund
N
o
n
e
Federated
Massachusetts
Municipal Cash
Trust
N
o
n
e
Federated
Institutional Money
Market Management
N
o
n
e
Federated Michigan
Municipal Cash
Trust
N
o
n
e
Federated Municipal
Obligations Fund
N
o
n
e
Federated New
Jersey Municipal
Cash Trust
0
..
1
0
%
Federated New
York Municipal
Cash Trust
0
..
2
5
%
Federated Ohio
Municipal Cash
Trust
N
o
n
e
Federated
Pennsylvania
Municipal Cash
Trust
N
o
n
e
Federated Prime
Cash Obligations
Fund
N
o
n
e
Federated
Institutional Prime
60 Day Fund
N
o
n
e
Federated
Institutional Prime
Obligations Fund
N
o
n
e
Federated
Institutional Prime
Value Obligations
Fund
N
o
n
e
Federated Tax-Free
Obligations Fund
N
o
n
e
Federated Treasury
Obligations Fund
N
o
n
e
Federated U.S.
Treasury Cash
Reserves
0
..
2
5
%
Federated Virginia
Municipal Cash
Trust
N
o
n
e




PROPRIETARY FUND SCHEDULE -
SERVICE SHARES

Shares issued by investment companies that are
not party to this Plan but that are listed on this
Proprietary Fund Schedule ("Non-Plan
Investment Companies") may be exchanged for
Service Shares of the Funds indicated opposite
their names.  Such Service Shares may also be
exchanged back into shares of the original Non-
Plan Investment Company.  In addition,
indicated Service Shares purchased from a
dealer party to a Dealer Agreement to sell the
indicated Non-Plan Investment Company Shares
may be exchanged for Shares of such Non-Plan
Investment Company.  In any exchange, the
shareholder shall receive shares having the same
aggregate net asset value as the shares
surrendered.  Exchanges into any class of shares
of a Non-Plan Investment Company not shown
on this schedule shall be treated in the same
manner as a redemption and purchase.
Multiple
Class
Series/Comp
any
N
o
n
-
P
l
a
n

I
n
v
e
s
t
m
e
n
t

C
o
m
p
a
n
i
e
s


Money
Market
Obligations
Trust -
Federated
Automated
Cash
Management
Trust
W
e
s
M
a
r
k

F
u
n
d
s





CLASS R6 SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED AS OF 1/1/17)

1.	SEPARATE ARRANGEMENT
AND EXPENSE ALLOCATION
For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class R6 Shares will consist of:

(
i
)
sales and shareholder servicing by
financial intermediaries to the
following categories of investors
("Eligible Investors"):

*
An investor participating in a
wrap program or other fee-
based program sponsored by a
financial intermediary;
*
An investor participating in a
no-load network or platform
sponsored by a financial
intermediary where Federated
has entered into an agreement
with the intermediary;
*
A trustee/director, employee
or former employee of the
Fund, the Adviser, the
Distributor and their affiliates;
an immediate family member
of these individuals, or a trust,
pension or profit-sharing plan
for these individuals;
*
An employer-sponsored
retirement plan;
*
A trust institution investing on
behalf of its trust customers;
*
An investor, other than a
natural person, purchasing
Shares directly from the Fund;
*
A Federated Fund;
*
An investor (including a
natural person) who acquired
R6 Shares pursuant to the
terms of an agreement and
plan of reorganization which
permits the investor to acquire
such Shares; and
*
In connection with an
acquisition of an investment
management or advisory
business, or related
investment services, products
or assets, by Federated or its
investment advisory
subsidiaries, an investor
(including a natural person)
who (1) becomes a client of
an investment advisory
subsidiary of Federated or (2)
is a shareholder or interest
holder of a pooled investment
vehicle or product that
becomes advised or
subadvised by a Federated
investment advisory
subsidiary as a result of such
an acquisition other than as a
result of a fund reorganization
transaction pursuant to an
agreement and plan of
reorganization.
In connection with this arrangement, Class R6
Shares will bear the following fees and
expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated R6 Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
None
R
e
d
e
m
p
t
i
o
n

F
e
e
None
1
2
b
-
1

F
e
e
None
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the Fund with
respect to holders of
Class R6 Shares.

2.	CONVERSION AND
EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class R6 Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Shares may
be converted into any
other Share Class of the
same Fund, provided that
the shareholder meets the
eligibility requirements
for the Share Class into
which the conversion is
sought, as applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
Class R6 Shares may be
exchanged into any
Federated fund or share
class that does not have a
stated sales charge or
contingent deferred sales
charge, except Shares of
Federated Institutional
Prime 60 Day Fund,
Federated Institutional
Money Market
Management, Federated
Institutional Prime
Obligations Fund,
Federated Institutional
Tax-Free Cash Trust,
Federated Institutional
Prime Value Obligations
Fund, Class A Shares of
Federated Government
Reserves Fund and Class
R Shares of any Fund,
provided that the
shareholder meets any
shareholder eligibility
and minimum initial
investment requirements
for the Shares to be
purchased, (if
applicable), both
accounts have identical
registrations, and the
shareholder receives a
prospectus for the fund in
which the shareholder
wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.




SCHEDULE OF FUNDS
OFFERING CLASS R6 SHARES

The Funds set forth on this Schedule each offer
Class R6 Shares on the terms set forth in the Class R6 Shares Exhibit to the Multiple Class
Plan.

Multiple Class Company
  Series

Federated Equity Funds
  Federated Clover Small
Value Fund
  Federated Global Strategic
Value Dividend Fund
  Federated InterContinental
Fund
  Federated International
Strategic Value Dividend
Fund
  Federated Kaufmann Large
Cap Fund
  Federated MDT Mid Cap
Growth Fund
  Federated Strategic Value
Dividend Fund

Federated Fixed Income
Securities, Inc.
  Federated Strategic Income
Fund

Federated Global Allocation
Fund

Federated High Income Bond
Fund

Federated High Yield Trust
Federated High Yield Trust

Federated Income Securities
Trust
Federated Floating Rate
Strategic Income Fund
Federated Short-Term Income
Fund

Federated Index Trust
Federated Mid-Cap Index
Fund

Federated Institutional
Trust
Federated Government
Ultrashort Duration Fund
Federated Institutional High
Yield Bond Fund
Federated Short-Intermediate
Total Return Bond Fund


Federated Investment Series
Funds,  Inc.
Federated Bond Fund

Federated MDT Series
Federated MDT Small Cap
Core Fund
Federated MDT Small Cap
Growth Fund
Federated MDT All Cap Core
Fund
Federated MDT Balanced
Fund

Federated MDT Large Cap
Value Fund

Federated Total Return
Government Bond Fund

Federated Total Return
Series, Inc.
  Federated Total Return Bond
Fund

Federated World
Investment Series, Inc.

  Federated International
Leaders Fund